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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               April 29, 2002
                               Date of Report
                     (Date of earliest event reported)



                               PENTACON, INC.
           (Exact name of registrant as specified in its charter)


 Delaware                        001-13931                   76-0531585
 (State or other          (Commission File Number)           (I.R.S. Employer
 jurisdictin of                                              Identification No.)
 incorporation)

                            21123 Nordhoff Street
                        Chatsworth, California 91311
        (Address of principal executive offices, including zip code)


                               (818) 727-8000
            (Registrant's telephone number, including area code)


                               Not Applicable
                      (Former name and former address,
                        if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     Not applicable to this filing.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable to this filing.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     Not applicable to this filing.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     Not applicable to this filing.

ITEM 5.  OTHER EVENTS.

     On April 30, 2002, Pentacon, Inc. entered into a restructuring agreement with certain holders of its 12.25% senior subordinated notes due 2009. A copy of the restructuring agreement is attached hereto as Exhibit 10.1.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Not applicable to this filing.

(b)  PRO FORMA FINANCIAL INFORMATION.

     Not applicable to this filing.

(c)  EXHIBITS.

     10.1 Copy of the Restructuring Agreement dated April 30, 2002
     99.1 Copy of Pentacon, Inc.'s Press Release dated April 30, 2002

ITEM 8.  CHANGE IN FISCAL YEAR.

     Not applicable to this filing.

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ITEM 9.  REGULATION FD DISCLOSURE.

     Pentacon, Inc. made the press release attached hereto as Exhibit 99.1.





                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PENTACON, INC.


                                           By:  /s/ Jay McFadyen
                                              --------------------------------
Dated:  May 1, 2002                             Jay McFadyen, General Counsel